UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 11, 2021, Flexion Therapeutics, Inc. (“Flexion”) presented initial data from the FX201 low-dose cohort of a Phase 1 single ascending dose trial in patients with knee osteoarthritis at the 2021 American Society of Gene & Cell Therapy annual meeting. This presentation was required to be submitted and prerecorded several weeks in advance, and it contained a statement that enrollment and dosing in the study was ongoing. Flexion was recently made aware in May of a serious adverse event (SAE) experienced by one participant in the high-dose cohort involving gastrointestinal bleeding and atrial fibrillation that required hospitalization. The trial investigator determined this event to be unrelated to the study drug, and the independent Data Monitoring Committee (DMC) for the study has reviewed the event and concurred with the investigator’s assessment, recommending that the trial proceed without modification. Per the study protocol, enrollment has been paused pending the FDA’s review of the details of the SAE and the DMC recommendations. Flexion plans to resume enrollment as soon as possible following FDA review. A copy of the revised presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements that are based on the current expectations and beliefs of Flexion. Statements regarding matters that are not historical facts are forward-looking statements, including, but not limited to, statements relating to the potential completion of the dosing or enrollment of any cohort in the FX201 trial, the timing of additional data readouts, the potential benefits or clinical efficacy of FX201, and the possibility and timing of resumption of enrollment and dosing in the trial. These forward-looking statements are based on management’s expectations and assumptions as of the date of this report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, the risk that any clinical trial may not be completed successfully or at all, as well as other risks and uncertainties described in Flexion’s filings with the SEC, including under the heading “Risk Factors” in Flexion’s Annual Report on Form 10-K for the quarter and year ended December 31, 2020, filed with the SEC on March 10, 2021, and subsequent filings with the SEC. The forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 hereto speak only as of the date hereof, and Flexion undertakes no obligation to update or revise any of these statements. Flexion cautions investors not to place considerable reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation of Flexion Therapeutics, Inc. dated May 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: May 11, 2021	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

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